UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO._)


Filed by Registrant  [X]

Filed by Party other than Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement       [ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant
    to ss.240.14a-12


                                 WT MUTUAL FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Not Applicable
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          $_____ per share as determined under Rule 0-11 under the Exchange Act.

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND



Dear Shareholder:

                  A special meeting of shareholders of Wilmington Multi-Manager International Fund (the "Fund") of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 29, 2007, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice of special meeting, a proxy statement and a proxy card.

                  We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed, postage-paid envelope.

                  Your vote is very important to us. If we do not hear from you by June 15, 2007, a representative of the Fund or RSMC may contact you.

                  Thank you for your response and for your continued investment with the Fund.

                                           Sincerely,

                                           Neil Wolfson
                                           President and Chief Executive Officer
                                           WT Mutual Fund

                                 WT MUTUAL FUND

                        ________________________________

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                                  TO BE HELD ON

                                  JUNE 29, 2007
                        ________________________________

                  Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Multi-Manager International Fund of WT Mutual Fund will be held at the offices of the adviser of the Trust, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 29, 2007, at 10:00 a.m., Eastern time, for the following purposes:

         (1) To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC and Principal Global Investors, LLC;

         (2) To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC and Parametric Portfolio Associates, LLC; and

         (3) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

                  Shareholders of record of the Fund on April 30, 2007, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

                  Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Edward W. Diffin, Jr.
                             Secretary

May 22, 2007



================================================================================
                                   IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

================================================================================

                                 WT MUTUAL FUND

                        ________________________________

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                               DATED MAY 22, 2007

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JUNE 29, 2007
                        ________________________________

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Wilmington Multi-Manager International Fund (the "Fund") for use at the special meeting of shareholders of the Fund to be held at the offices of the Trust's adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 29, 2007, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Fund on or about May 22, 2007.

                  THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970, BY DOWNLOADING IT FROM THE TRUST'S WEB-SITE AT HTTP://WWW.WILMINGTONFUNDS.COM OR BY WRITING TO WT MUTUAL FUND, WILMINGTON MULTI-MANAGER INTERNATIONAL FUND, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

                  The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:

                  PROPOSAL 1:       To approve a new investment sub-advisory
                                    agreement (the "PGI Agreement") among the Trust, on behalf of the Fund, RSMC, and Principal Global Investors, LLC ("PGI");

                  PROPOSAL 2:       To approve a new investment sub-advisory
                                    agreement (the "PPA Agreement") among the Trust, on behalf of the Fund, RSMC, and Parametric Portfolio Associates, LLC
                                    ("PPA"); and

                  PROPOSAL 3:       To transact such other business that may
                                    properly come before the Meeting, or any adjournments thereof.

                  If shareholders do not approve Proposals 1 and 2, the Board of Trustees will consider other alternatives, including the request for revised proposals from RSMC or the solicitation and request for proposals by other registered investment advisers to sub-advise the Fund's assets consistent with its investment objective and limitations. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

                                    OVERVIEW

                  The Fund is a multi-manager fund that has retained an adviser and sub-advisers to manage and make decisions with respect to the Fund's assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust.

                  As investment adviser to the Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for the Fund's assets. Wilmington Trust Investment Management, LLC ("WTIM"), an entity under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund's needs and each sub-adviser's skills and abilities on an ongoing basis. Currently, RSMC allocates the Fund's assets between four sub-advisers: Julius Baer Investment Management, LLC ("JBIM"), Goldman Sachs Asset Management ("GSAM"), The Boston Company Asset Management, LLC ("BCAM") and Acadian Asset Management, Inc. ("Acadian").

                  Under the Fund's current advisory relationship, RSMC is entitled to receive an advisory fee of 0.35% of average daily net assets as investment adviser to the Fund, a portion of which is allocated to WTIM as compensation for the services it provides. In addition, JBIM, GSAM, BCAM and Acadian are entitled to receive a sub-advisory fee of up to 0.50%, 0.50%, 0.95% and 0.75%, respectively, of the average daily net assets allocated to each of them by RSMC. Accordingly, total management fees of the Fund for the year ending June 30, 2006 were 0.88% of the Fund's average daily net assets. In addition, pursuant to separate fee waiver agreements, JBIM, GSAM, BCAM and Acadian have agreed to waive a portion of their fees to the extent that the fee determined by considering similarly managed assets in the accounts of clients of RSMC or its affiliates results in a fee that is less than the fee calculated under the sub-advisory agreement.

                  At the May 15, 2007 meeting of the Board of Trustees, RSMC reported that it had conducted an analysis of the Fund, its structure and its current sub-advisers to which RSMC allocates the Fund's assets. Based on its analysis of the Fund, RSMC recommended that three additional sub-advisers be approved by the Board and, if necessary, recommended to shareholders for their approval. RSMC believes that increasing the Fund's exposure to the international value and emerging market sectors of the international equity markets will improve the performance and diversification of the Fund.

                  Dimensional Fund Advisors, LP ("DFA") will use its International Value Investment Strategy to invest in approximately 22 developed market countries. DFA will receive an annual sub-advisory fee of 0.45% of the first $50 million of average daily net assets and 0.30% of average daily net assets over $50 million. There will not be a increase to the Fund's overall investment advisory fee level as a result of the DFA Sub-Advisory Agreement. These facts allow the Fund and RSMC to execute the sub-advisory agreement with DFA effective on June 1, 2007 without shareholder approval pursuant to the Fund's SEC exemptive order. Under the terms of the SEC exemptive order, the Fund will distribute to shareholders with this proxy statement, a Notice regarding the DFA Sub-Advisory Agreement.

                  Principal Global Investors, LLC ("PGI") will utilize its International Emerging Markets Equity Strategy to provide exposure to the growth and performance in the international emerging market economies. PGI believes that stock selection is the key to performance and focuses on three drivers of stock performance: improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations.

                  Parametric Portfolio Associates, LLC ("PPA") will apply its Structured Emerging Markets Equity Strategy to provide exposure to the emerging markets in developing countries. PPA believes that the systematic risk of developing countries is the dominant factor in explaining securities returns, therefore supporting country selection as the most effective method to capture excess returns in emerging markets. PPA's investment process uses a structured approach with systematic emphasis on small markets, a controlled rebalancing discipline, and a low portfolio turnover to capture investment returns.

                  The addition of DFA, PGI and PPA as sub-advisers to the Fund may increase the total management fees payable by the Fund as a percentage of the net assets and the total annual operating expense ratio of the Fund. If the PGI Agreement is approved by the shareholders of the Fund, PGI will be entitled to receive a fee of 0.75% on the Fund's average daily net assets allocated to them by RSMC. If the PPA Agreement is approved by the shareholders of the Fund, PPA will be entitled to receive the following fees on the Fund's average daily net assets allocated to them by RSMC: 0.80% on the first $100 million; and 0.75% on assets in excess of $100 million.

PROPOSAL 1

                  PGI expects to improve the performance of the Fund by providing additional emerging markets exposure through PGI's superior stock selection to provide consistent out-performance while also preserving alpha. PGI uses integrated fundamental research in its stock selection process to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations to reach its objective of long-term growth of capital. PGI's custom research platform assists in determining the most attractive universe of stocks as well as aids in measurement of risk and the use of risk tools.

                  PGI seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World
Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

                  The equity management philosophy of PGI is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

                  PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

                  PGI invests in securities of:

                  o companies with their principal place of business or principal office in emerging market countries;

                  o companies for which the principal securities trading market is an emerging market country; or

                  o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

                  PGI may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion. PGI may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. PGI may actively trade securities in an attempt to achieve its investment objective.

                  If PGI is added as a sub-adviser to the Fund, total management fees paid by the Fund could increase by 0.02% of the Fund's average daily net assets assuming $50 million or approximately 5% of the Fund's assets are allocated to PGI.

                  Based on RSMC's recommendation and their analysis, the Board, including those Trustees who are not "interested persons" of the Trust, has approved the appointment of PGI as a sub-adviser to the Fund, contingent upon shareholder approval, and recommends the approval of the PGI Agreement to shareholders of the Fund.

PROPOSAL 2:

                  PPA hopes to improve performance of the Fund by providing additional emerging markets exposure through PPA's disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers.

                  PPA's investment objective is to seek long-term capital appreciation. Under normal market conditions, PPA will invest at least 80% of its net assets in equity securities of companies located in emerging market countries. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

                  PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth. PPA maintains a bias to broad inclusion; that is it intends to allocate its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

                  The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, the portfolio managers may (but are not obligated to) use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

                  PPA may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group or lack substantial capital reserves and do not have established performance records. There is generally less publicly available information about such companies than larger, more established companies. PPA also may invest in privately issued securities including privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). PPA may invest up to 15% of its assets in privately issued securities. Stocks purchased by PPA may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. PPA may invest in convertible instruments which will generally not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investor Service, Inc. and lower than BBB by Standard & Poor's Corporation). Convertible debt securities that are not investment grade are commonly called "junk bonds" and have risks similar to equity securities; they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such lower rated debt securities will not exceed 20% of total assets.

                  If PPA is added as a sub-adviser to the Fund, total management fees paid by the Fund could increase by 0.03% of the Fund's average daily net assets assuming $80 million or approximately 8% of the Fund's assets are allocated to PPA.

                  Based on RSMC's recommendation and their analysis, the Board, including those Trustees who are not "interested persons" of the Trust, has approved the appointment of PPA as a sub-adviser to the Fund, contingent upon shareholder approval, and recommends the approval of the PPA Agreement to shareholders of the Fund.

         DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY RELATIONSHIPS AND
                     THE PROPOSED SUB-ADVISORY RELATIONSHIPS

                  The contractual terms and conditions of the Fund's Sub-Advisory Agreements with JBIM, GSAM, BCAM, Acadian and DFA are substantially similar to those of the proposed PGI and PPA Agreements with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation paid to the investment adviser under the PGI and PPA Agreements differs from the Fund's Sub-Advisory Agreements with JBIM, GSAM, BCAM, Acadian and DFA as set forth below.

                  CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed investment advisory fee schedule for the Fund. The investment advisory fees are expressed as a percentage of the average daily net assets managed by the respective sub-adviser.

                                 Current Advisory/                               Proposed Advisory/
Adviser/Sub-Adviser              Sub-Advisory Fees                                Sub-Advisory Fees
------------------     ---------------------------------------    --------------------------------------------------
RSMC                                   0.35%                                            0.35%

------------------     ---------------------------------------    --------------------------------------------------
JBIM                   0.50%                                      0.50%

GSAM                   0.50%                                      0.50%

BCAM                   0.95% on the first $25 million; and        0.95% on the first $25 million; and
                       0.85% on assets over $25 million.          0.85% on assets over $25 million.

Acadian                0.75% on the first $25 million;            0.75% on the first $25 million;
                       0.65% on the next $25 million;             0.65% on the next $25 million;
                       0.50% on the next $100 million; and        0.50% on the next $100 million; and
                       0.40% on assets over $150 million.         0.40% on assets over $150 million.

DFA                                     N/A                       0.45% on the first $50 million; and
                                                                  0.30% on assets over $50 million.
PGI                                     N/A                       0.75%


                                 Current Advisory/                               Proposed Advisory/
Adviser/Sub-Adviser              Sub-Advisory Fees                                Sub-Advisory Fees
------------------     ---------------------------------------    --------------------------------------------------
PPA                                     N/A                       0.80% on the first $100 million; and
                                                                  0.75% on assets over $100 million.


                  ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended June 30, 2006; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if PGI and PPA had been sub-advisers to the Fund (the calculation assumes that $130 million or approximately 13% of the Fund's assets are managed by PGI and PPA and the remainder of the Fund's assets are allocated equally among JBIM, GSAM, BCAM, Acadian and DFA); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Fund for certain administrative services, shareholder services, custody services and compliance services.

   Actual Advisory                                             Difference Between              Other Fees
  and Sub-Advisory             Pro Forma Advisory             Actual And Pro Forma            Paid to RSMC
  Fees Paid During         and Sub-Advisory Fees Paid             Advisory and           And Affiliates during
  Fiscal Year Ended         During Fiscal Year Ended            Sub-Advisory Fees          Fiscal Year Ended
    June 30, 2006                June 30, 2006               (as a % of actual fees)         June 30, 2006
----------------------    -----------------------------     -------------------------- ---------------------------
      $[______]                    $[______]                         [___]%                    $[______]


                  ACTUAL AND PRO FORMA EXPENSE TABLES. The Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Fund, and the pro forma operating expenses that the Fund could bear if PGI and PPA are approved as sub-advisers of the Fund.

                                                              PGI AND PPA
                                             Actual           PRO FORMA(1)
Management fees                              0.71%               [____]%
Other expenses                               0.63%               [____]%
TOTAL ANNUAL OPERATING EXPENSES              1.34%               [____]%
Waivers/Reimbursements                      (0.19%)              [____]%
Net Expenses                                 1.15%               [____]%

----------------------------------------
(1) [The Pro Forma Expense figures for PGI and PPA assume that $130 million or approximately 13% of the Fund's assets are managed by PGI and PPA and the remainder of the Fund's assets is allocated equally among JBIM, GSAM, BCAM, Acadian and DFA. If PGI and PPA are approved it is anticipated that 5%, 8%, 16% , 26%, 10%, 15% and 15% of the Fund's assets would be allocated among to PGI, PPA, JBIM, GSAM, BCAM and Acadian, respectively. The remaining 5% of the Fund's assets would be invested in exchange traded funds. Under the anticipated allocation, Pro Forma Management Fees would be [____]%, and Total Annual Operating Expenses would be [___]%.]


                  EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that (a) you reinvested all dividends and other distributions, (b) the average annual return was 5%, (c) the Fund's total operating expenses (reflecting contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods, (d) you redeemed all of your investment at the end of each time period and (e) $130 million or approximately 13% of the Fund's assets are managed by PGI and PPA and the remainder of the Fund's assets are allocated equally between JBIM, GSAM, BCAM, Acadian and DFA.

                         1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
                                 PRO                      PRO                      PRO                      PRO
                  ACTUAL        FORMA       ACTUAL       FORMA       ACTUAL       FORMA       ACTUAL       FORMA
                 ----------    ---------    --------    ---------    --------    ---------    --------    ---------
                  $[___]        $[___]      $[___]       $[___]      $[___]       $[___]      $[___]       $[___]


                                      *  *  *

                             EVALUATION BY THE BOARD

PGI AND PPA AGREEMENTS

                  At the Board of Trustees meeting held on May 15, 2007, the Trustees unanimously approved the PGI Agreement and the PPA Agreement (the "Agreements"). In determining whether to approve the Agreements, the Trustees considered information provided by PGI and PPA (the "Sub-Advisers") in accordance with Section 15(c) of the Investment Company Act of 1940 ("1940 Act"). The Trustees considered information that PGI and PPA provided regarding
(i) services to be performed for Fund, (ii) the size and qualifications of the Sub-Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between the Fund and other clients,
(viii) results of any independent audit or regulatory examination, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Advisers ability to service the Fund, (x) the Sub-Advisers internal program for ensuring the compliance with a Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Advisers proxy voting policies, (xii) ideas the Sub-Advisers have for the future growth and efficient operation of the Fund and suggestions for new or improved services that might be provided to shareholders and (xiii) details of any fee sharing arrangements with respect to the distribution of shares of the Fund.

                  Each Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of the fees in relation to the delivery of services to the Fund; an estimation of the profitability of the Sub-Adviser in general; any other ancillary benefit resulting from Sub-Adviser's relationship with the Fund; the structure of, and the method used to determine, the compensation received by a portfolio manager from the Fund or any other fund managed by the Sub-Adviser; and the Sub-Adviser's most recent audited financial statements.

                  The Trustees reviewed the services to be provided to the Fund by the Sub-Advisers as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees noted the substantial changes to the operations and management of the Trust over the past two years including the withdrawal from the master-feeder structure, improved performance, and changes in personnel. The Trustees concluded that the nature, extent and quality of the services to be provided by each Sub-Adviser to the Fund is appropriate and consistent with the terms of the Agreement, that the quality of those services will be consistent with industry norms and that the Fund is likely to benefit from adding PGI and PPA as Sub-Advisers. They also concluded that each Sub-Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

                  The Trustees reviewed each Sub-Adviser's performance data, statistics and fee data for investment performance information for similarly managed accounts and investment companies and compared such data against comparable investment companies, including the Fund. The Trustees observed that they will review and evaluate the Fund's investment performance on an on-going basis throughout the year.

                  The Trustees considered the costs of the services to be provided by each Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Fund, as well as the Sub-Adviser's projected profitability. The Trustees reviewed the Sub-Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that each Sub-Adviser's fees and profits derived from its relationship with the Fund in light of the Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by each Sub-Adviser and the anticipated investment performance of the Sub-Advisers.

                  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in most of the sub-advisory fees.

                  After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Fund shareholders to approve the Agreements. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

                                      *  *  *

                                   PROPOSAL 1:
                          APPROVAL OF THE PGI AGREEMENT

                  In order for PGI to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the PGI Agreement. The form of the Sub-Advisory Agreement as approved by the Trustees is attached as EXHIBIT
A. Information about PGI and a summary of the substantive terms of the PGI Agreement are provided below.

INFORMATION ABOUT PGI

                  PGI is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal") and an affiliate of Principal. PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is the sole owner of Spectrum Asset Management ("Spectrum"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole member with 100% ownership and controlling interest of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI has a majority ownership of Columbus Circle Investors. Principal International, Inc. is under common control with PGI and both are direct or indirect wholly owned subsidiaries of PFSI. Principal Insurance Company (Hong
Kong) Limited ("PIC Hong Kong") is under common control with PGI and both are indirect wholly-owned subsidiaries of PFSI. Principal Real Estate Investors, LLC owns 100% of the general partner of Principal Enhanced Property Fund, LP.

                  As of December 31, 2006, PGI had assets under management in excess of $200 billion. The name and principal occupation of the principal executive officers of PGI are as follows:

     Name                             Position with PGI and Principal Occupation
     -----------------------------    ------------------------------------------
     Jerald Lee Bogart                Chief Financial Officer
     James Patrick McCaughan          Chief Executive Officer
     Barbara Ann McKenzie             Chief Operating Officer and Chief
                                      Compliance Officer

                  The address of each of the principal executive officers of PGI is c/o PGI [801 Grand Avenue, Des Moines, IA 50392].

                  If the PGI Agreement is approved by shareholders, PGI will manage a portion of the Fund's assets. PGI's investment strategy will provide additional emerging markets equity management capacity through PGI's investment philosophy based on superior stock selection to provide consistent outperformance (alpha generation) while also preserving alpha.

                  With respect to the portion of the Fund's assets allocated to PGI, Michael L. Reynal is expected to serve as the lead portfolio manager.

SUMMARY OF THE PGI AGREEMENT

                  The proposed Sub-Advisory Agreement is attached hereto as EXHIBIT A. A description of the proposed PGI Agreement is set forth below and is qualified in its entirety by reference to EXHIBIT A.

                  GENERAL. Under the terms of the PGI Agreement, PGI shall be responsible for managing that portion of the Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, PGI determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

                  The PGI Agreement states that PGI will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions PGI effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and
(3) provide the Board or RSMC with economic and investment analyses and reports.

                  BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. PGI will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, PGI may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to PGI, provided that, if RSMC has selected the brokers and dealers with whom PGI places orders, RSMC shall be responsible for obtaining best execution. PGI will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, PGI. RSMC also may delegate to PGI the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or PGI) to execute portfolio transactions initiated by PGI as set forth above by providing written notice of such delegation to PGI and receiving written confirmation from PGI accepting such delegation.

                  COMPENSATION. For services rendered, the Fund will pay PGI a sub-advisory fee, which is accrued daily and payable monthly. PGI will receive an annual fee calculated at the rate determined as follows: 0.75% on the assets managed by PGI including the Fund Account and similarly managed assets in the accounts of clients of the Adviser or any of the Adviser's affiliates ("PGI's AUM"). The addition of PGI as a sub-adviser to the Fund will increase the management fees payable by the Fund as a percentage of the net assets and the operating expense ratio of the Fund.

                  LIABILITY OF PGI. The PGI Agreement provides that PGI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PGI in the performance of its duties or from reckless disregard by PGI of its obligations and duties under such agreement.

                  TERM. If the PGI Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the PGI Agreement or interested persons of any such party (other than as Trustees of the Trust).

                  TERMINATION OF THE AGREEMENT. Under the terms of the PGI Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the PGI Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The PGI Agreement shall terminate automatically in the event of its assignment.

                                   PROPOSAL 2:
                          APPROVAL OF THE PPA AGREEMENT

                  In order for PPA to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the PPA Agreement. The form of the Sub-Advisory Agreement as approved by the Trustees is attached as EXHIBIT
A. Information about PPA and a summary of the substantive terms of the PPA Agreement are provided below.

INFORMATION ABOUT PPA

                  PPA is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. Through its parent company, Eaton Vance Acquisitions ("EVA"), PPA is a majority owned subsidiary of Eaton Vance Corp. ("EVC"). Through a subsidiary, EVC owns 100% of Eaton Vance Distributors, Inc. ("EVD"), which serves as principal underwriter and distributor for Eaton Vance Funds. EVC directly or indirectly owns 100% of Boston Management and Research ("BMR"), 70% of Atlanta Capital Management Company ("ACM") and 80% of Fox Asset Management ("FOX").

                  As of March 1, 2007, PPA had assets under management in excess of $19 billion. The name and principal occupation of the principal executive officers of PPA are as follows:

      Name                            Position with PPA and Principal Occupation
      -----------------------------   ------------------------------------------
      Brian Dean Langstraat           Chief Executive Officer
      David Morris Stein              Chief Investment Officer
      Aaron William Singleton         Chief Financial Officer and Chief
                                      Compliance Officer
      Andrew David Abramsky           Chief Operating Officer
      Luke John Britton               Chief Technology Officer
      Robert Breshock                 Vice President

                  The address of each of the principal executive officers of PPA is c/o PPA 1151 Fairview Avenue North, Seattle, WA 98109.

                  If the PPA Agreement is approved by shareholders, PPA will manage a portion of the Fund's assets. PPA's investment strategy will use a disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. With respect to the portion of the Fund's assets allocated to PPA, Thomas Seto and David Stein are expected to serve as the lead portfolio managers.

SUMMARY OF THE PPA AGREEMENT

                  The proposed Sub-Advisory Agreement is attached hereto as EXHIBIT A. A description of the proposed PPA Agreement is set forth below and is qualified in its entirety by reference to EXHIBIT A.

                  GENERAL. Under the terms of the PPA Agreement, PPA shall be responsible for managing that portion of the Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, PPA determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

                  The PPA Agreement states that PPA will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions PPA effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and
(3) provide the Board or RSMC with economic and investment analyses and reports.

                  BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. PPA will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, PPA may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to PPA, provided that, if RSMC has selected the brokers and dealers with whom PPA places orders, RSMC shall be responsible for obtaining best execution. PPA will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, PPA. RSMC also may delegate to PPA the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or PPA) to execute portfolio transactions initiated by PPA as set forth above by providing written notice of such delegation to PPA and receiving written confirmation from PPA accepting such delegation.

                  COMPENSATION. For services rendered, the Fund will pay PPA a sub-advisory fee, which is accrued daily and payable monthly. PPA will receive an annual fee calculated at the rate determined as follows: 0.80% on the first $100 million of average daily net assets; and 0.75% on average daily net assets over $100 million managed by PPA in the Fund Account. The addition of PPA as a sub-adviser to the Fund will increase the management fees payable by the Fund as a percentage of the net assets and the operating expense ratio of the Fund.

                  LIABILITY OF PPA. The PPA Agreement provides that PPA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PPA in the performance of its duties or from reckless disregard by PPA of its obligations and duties under such agreement.

                  TERM. If the PPA Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the PPA Agreement or interested persons of any such party (other than as Trustees of the Trust).

                  TERMINATION OF THE AGREEMENT. Under the terms of the PPA Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the PPA Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The PPA Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

                  Approval of each of these Proposals requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE PGI AND PPA AGREEMENTS.

                                      *  *  *



                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

                  The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

    Administrator                            RSMC
    Custodian                                Wilmington Trust Company
    Distributor                              Professional Funds Distributor, LLC
    Sub-Administrator, Accounting and
    Transfer Agent                           PFPC Inc.
    Sub-Custodian                            PFPC Trust Company
    Independent Auditors                     Ernst & Young LLP
    Legal Counsel                            Pepper Hamilton LLP

                  Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

                  Shareholders are entitled to one vote for each Fund share held on the close of business on April 30, 2007 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a Proxy Services Provider to assist it in its proxy solicitation efforts including solicitation of proxies by solicit proxies by telephone, telegram or personally.

                  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP Investor Communication Services toll-free at (877) 456-6399.

REVOCATION OF PROXY

                  Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

                  The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

                  Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting.

SHAREHOLDINGS INFORMATION

                  Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

                  As of the record date, the Wilmington Multi-Manager International Fund had 94,288,579 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

                                           Percentage        Total
                                            Ownership        Number
                 Name and Address            of Fund       of Shares
                 ----------------------    ------------    -----------

                  Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Fund's shares that are issued and outstanding.

                  As of the Record Date, each Trustee's individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

                  No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                             By Order of the Board of Trustees of WT Mutual Fund


                             Edward W. Diffin, Jr.
                             Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                  THIS SUB-ADVISORY AGREEMENT is made as of the ___ day of_________, 2007, among WT Mutual Fund, a Delaware statutory trust (the "TRUST"), Rodney Square Management Corporation (the "ADVISER"), a corporation organized under the laws of the state of Delaware and ________________, a ______________ company organized under the laws of the _________ of ___________ (the "SUB-ADVISER").

                  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

                  WHEREAS, the Wilmington Multi-Manager International Fund (the "FUND") is a series of the Trust; and

                  WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund's assets in portfolio securities; and

                  WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "FUND ACCOUNT"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

      a.    The Fund's Investment Advisory Agreement;

      b. The Trust's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

      c.    The Trust's Agreement and Declaration of Trust and By-Laws; and

      d. Any policies, procedures or instructions adopted or approved by the Trust's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and to sell securities or other investments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Portfolio furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities or other investments for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Trust the records listed in Schedule B hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund as contained in the Fund's Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "CUSTODIAN"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust and the Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust's Board of Trustees. The Adviser will advise the Sub-Adviser of such selection in writing. The Adviser also may delegate to the Sub-Adviser the authority set forth in this Section 7 to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser by providing written notice of such delegation to the Sub-Adviser and receiving written confirmation from the Sub-Adviser accepting such delegation.

      a. In executing portfolio transactions, the Adviser will give primary consideration to securing best execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the Adviser, not the Sub-Adviser, will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

      b. In retaining the discretion to select brokers and dealers, the Adviser acknowledges that the price the Fund Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Fund Account.

      c. The Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is
            (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any Fund of the Trust; or (ii) a principal underwriter of the Trust's shares, unless such transactions are executed in accordance with Rule 17e-1 of the 1940 Act and the Trust's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1.

      d. In the event the Adviser delegates the authority to the Sub-Adviser to select brokers and dealers to execute transactions on behalf of the Fund:

            (1) the Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Fund of the Trust; (ii) a principal underwriter of the Trust's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers; and

            (2) the Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons' transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Fund Account.

8. PROXIES/PROCEEDINGS. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies. The Sub-Adviser will not advise or act for the Trust in any legal proceedings, including bankruptcy or class action proceedings, regardless of the subject matter or parties to the proceedings.

9. REPORTS TO THE SUB-ADVISER. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. For the services to be provided hereunder, the Trust shall pay the Sub-Adviser out of the assets of the Fund a sub-advisory fee calculated at the annual rates listed on the attached Schedule C.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Trust acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of Section 7(b) hereof, the Trust agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, a Fund Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of its duties under this Agreement. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents warrants and agrees that:

      a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

      b. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as are necessary for the Sub-Adviser to carry out its obligations under this Agreement.

      c. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants, and agrees that:

      a. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

      b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

      a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("ADVISERS ACT") or is a "bank" as defined in Section 202(a)(2) of the Advisers Act.

b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities. Notwithstanding the above, the Sub-Adviser may retain a copy of the Fund records identified in Schedule B in order to fulfill its own recordkeeping obligations.

c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Trust may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, a senior managing director of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and
      Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

f. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
      Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21.   TERMINATION.

      a. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

      b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless Sub-Adviser, its officers, directors, agents and employees from any and all liability or expense, including attorneys' fees and disbursements, arising from any demand, claim, suit or other matter, including without limitation a regulatory agency inquiry or investigation, settlement or similar arrangement agreed to in lieu of commencement of litigation or any similar proceeding, arising from the Adviser's misfeasance, bad faith, or failure to perform its duties under this Agreement. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, its officers, directors, agents and employees from any and all liability or expense, including attorneys' fees and disbursements, arising from any demand, claim, suit or other matter, including without limitation a regulatory agency inquiry or investigation, settlement or similar arrangement agreed to in lieu of commencement of litigation or any similar proceeding, arising from the Sub-Adviser's misfeasance, bad faith, or failure to perform its duties under this Agreement. A party seeking indemnification under this Agreement shall promptly give notice to the other party of any litigation, proceeding, investigation or inquiry (the "Action") for which indemnification may be claimed hereunder. The indemnified party will be entitled, at the sole expense and liability of the indemnifying party, to exercise full control of the defense, compromise or settlement of any such Action, unless the indemnifying party, within a reasonable time after the giving of such notice by the indemnified person, (a) admits in writing to the indemnified person the indemnifying party's liability to the indemnified person for such Action under the terms hereof, (b) notifies the indemnified person in writing of the indemnifying party's intention to assume such defense, and (c) retains legal counsel reasonably satisfactory to the indemnified person to conduct the defense of such Action. No indemnified person will settle or compromise any such Action for which it is entitled to indemnification under this Agreement without the prior written consent of the indemnifying party, unless the indemnifying party has failed, after reasonable notice, to undertake control of such Action in the manner provided in this Section.

26. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

27. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                    WT MUTUAL FUND,
                                    on behalf of the
                                    Wilmington Multi-Manager International Fund


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    __________________________________



                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    RODNEY SQUARE MANAGEMENT CORPORATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Trust's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Trust's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 ACT"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Fund Account:

         1. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Fund Account (1940 Act ss.5(b)(1); IRC ss.851(b)(4)(a)(ii));

         2.       purchase securities if such purchase would cause:

                  a. more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act ss.12(d)(1)(A)(i)),

                  b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act ss.12(d)(1)(A)(ii)),

                  c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act ss.12(d)(1)(A)(iii)),

                  d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Trust (1940 Act ss.12(d)(1)(C));

         3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act ss.12(d)(2)); or

         4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

                  a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

                  b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                           (1) immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                           (2) immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                           (3) immediately after the purchase, not more than 5% of the value of the Fund Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

         C. The Sub-Adviser will manage the Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC ss.512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act ss.2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities, or currencies (IRC ss.851(b)(2)).



Dated: ____________, 2007

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         1.       the name of the broker;

         2. the terms and conditions of the order and of any modification or cancellation thereof;

         3.       the time of entry or cancellation;

         4.       the price at which executed;

         5.       the time of receipt of a report of execution; and

         6. the name of the person who placed the order on behalf of the Fund Account.

B. (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         1.       shall include the consideration given to:

                  a.       the sale of shares of the Fund by brokers or dealers;

                  b. the supplying of services or benefits by brokers or dealers to:

                           (1)      the Fund,

                           (2)      the Adviser,

                           (3)      the Sub-Adviser, and

                           (4)      any person other than the foregoing; and

                  c. any other consideration other than the technical qualifications of the brokers and dealers as such;

         2. shall show the nature of the services or benefits made available;

         3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

         4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund Account.




Dated:  ___________, 2007

                                   SCHEDULE C

                                  FEE SCHEDULE



                  For the services to be provided to the Wilmington Multi-Manager International Fund pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser out of the assets of the Fund an annual fee in accordance with the following formula:

                  0.___% on the average daily net assets in the Fund Account.


                  The fee shall be payable monthly as soon as practicable after the last day of each month based on the Fund Account's average daily net assets.





Dated:  ____________, 2007